================================================================================

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.

                   BARRISTER GLOBAL SERVICES NETWORK, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                     BARRISTER GLOBAL SERVICES NETWORK, INC.


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD SEPTEMBER 10, 2001


The Annual Meeting of Stockholders of Barrister Global Services Network, Inc. (the "Company") will be held at the Buffalo and Erie County Public Library Auditorium, Clinton and Ellicott Streets, Buffalo, New York, on September 10, 2001 at 11:00 a.m., local time, for the following purposes:

1.       To elect seven (7) directors.

2. To approve an amendment to the Company's 1999 Stock Incentive Plan to increase the number of shares of the Company's Common Stock available for options and awards under the Plan by 400,000 shares to a total of 1,000,000 shares of Common Stock available for options and awards under the Plan.

3. To ratify the appointment of Deloitte & Touche LLP as the Company's independent auditors for the current fiscal year.

4. To transact such other business as may properly come before the meeting.

The close of business on July 16, 2001 has been fixed as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting.

                                         By order of the Board of Directors,



                                         Russell J. Matuszak
                                         Secretary



July 25, 2001


WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND PROMPTLY RETURN IT IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES.

                     BARRISTER GLOBAL SERVICES NETWORK, INC.

                               290 ELLICOTT STREET
                             BUFFALO, NEW YORK 14203
                                 (716) 845-5010


                                 PROXY STATEMENT


                    ANNUAL MEETING OF STOCKHOLDERS TO BE HELD
                               SEPTEMBER 10, 2001


                                     GENERAL


This Proxy Statement and accompanying form of proxy have been mailed on or about July 27, 2001, to all holders of record on July 16, 2001 of Common Stock, par value $.24 per share ("Common Stock") of Barrister Global Services Network, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on September 10, 2001 and at any adjournment or postponements thereof.

Shares represented by an effective proxy in the accompanying form, unless contrary instructions are specified in the proxy, will be voted FOR each of the proposals set forth in the accompanying Notice of Annual Meeting of Stockholders. Any proxy may be revoked at any time before it is voted. A stockholder may revoke his/her proxy by executing another proxy at a later date, by notifying the Secretary of the Company in writing of his/her revocation, or by attending and voting at the Annual Meeting. Revocation is effective only upon receipt of notice by the Secretary.

The Company will bear the cost of soliciting proxies by the Board of Directors. The Board of Directors may use the services of the Company's executive officers and certain directors to solicit proxies from stockholders in person and by mail, telegram and telephone, and the Company may reimburse them for reasonable out-of-pocket expenses incurred by them in so doing. In addition, the Company will request brokers, nominees and others to forward proxy materials to their principals and to obtain authority to execute proxies. The Company will reimburse such brokers, nominees and others for their reasonable out-of-pocket and clerical expenses incurred by them in so doing.

The securities entitled to vote at the Annual Meeting are shares of Common Stock. Each share of Common Stock is entitled to one vote. The close of business on July 16, 2001 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. At that date 11,944,963 shares of Common Stock were outstanding.


                             PRINCIPAL STOCKHOLDERS

CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information as of June 18, 2001 with respect to the beneficial ownership of the Company's Common Stock by all persons or groups (as such terms are used in Section 13(d)(3) of the Securities Exchange Act of 1934) known by the Company to be beneficial owners of more than 5% of its outstanding common stock.


======================================== ====================================== ======================================

           NAME AND ADDRESS                        NUMBER OF SHARES                            PERCENT
                  OF                                 AND NATURE OF                               OF
           BENEFICIAL OWNER                    BENEFICIAL OWNERSHIP (1)                       CLASS (2)

======================================== ====================================== ======================================

          Henry P. Semmelhack                        1,920,624 (3)                              15.74
        761 Willardshire Blvd.
        Orchard Park, NY 14127

---------------------------------------- -------------------------------------- --------------------------------------

            James D. Morgan                          1,004,752 (4)                               8.33
           34 Ironwood Court
        East Amherst, NY 14051

---------------------------------------- -------------------------------------- --------------------------------------

         Richard E. McPherson                          964,888 (5)                               8.01
           13058 Kirby Road
            Akron, NY 14001

---------------------------------------- -------------------------------------- --------------------------------------

            Thomas W. Jones                            738,531                                   6.18
          520 Fairhills Drive
         San Rafael, CA 94901

======================================== ====================================== ======================================

(1) The beneficial ownership information presented is based upon information furnished by each person or contained in filings with the Securities and Exchange Commission. Pursuant to Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended, beneficial ownership of a security consists of sole or shared voting power (including the power to vote or direct the vote) and/or sole or shared investment power (including the power to dispose or to direct the disposition) with respect to a security whether through any contract, arrangement, understanding, relationship or otherwise. Except as otherwise indicated, the named person has sole voting and investment power with respect to the Common Stock set forth opposite his name.

(2) Percentages have been calculated on the basis of 11,944,963 shares of Common Stock outstanding, plus, as appropriate, shares deemed outstanding pursuant to Rule 13d-3(d)(1).

(3) Includes options to purchase 53,700 shares of Common Stock and warrants to purchase 180,000 shares of Common Stock. Also includes 196,900 shares of Common Stock and warrants to purchase 22,500 shares of Common Stock owned by Mr. Semmelhack's wife. Mr. Semmelhack disclaims any beneficial ownership of such shares.

(4) Includes options to purchase 21,000 shares of Common Stock and warrants to purchase 90,000 shares of Common Stock.

(5) Includes options to purchase 11,000 shares of Common Stock and warrants to purchase 90,000 shares of Common Stock.

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth the beneficial ownership of Common Stock of the Company as of June 18, 2001 by each director, each executive officer who is named in the Summary Compensation Table, and by all directors and officers as a group.


  ------------------------------------- ------------------------------------------ ---------------------------
                                                NUMBER OF SHARES AND
  NAME OF BENEFICIAL OWNER                 NATURE OF BENEFICIAL OWNERSHIP (1)         PERCENT OF CLASS (2)
  -------------------------                ----------------------------------         --------------------

  Joseph A. Alutto                                       11,000 (3)                            *
  David L. Blankenship                                  254,180 (4)                            2.11
  Franklyn S. Barry, Jr.                                 15,000 (5)                            *
  Richard P. Beyer                                     298,570  (6)                            2.48
  Warren E. Emblidge, Jr.                                26,000 (7)                            *
  Richard E. McPherson                                  964,888 (8)                            8.01
  James D. Morgan                                     1,004,752 (9)                            8.33
  Henry P. Semmelhack                                 1,920,624 (10)                          15.74
  All directors and officers
     as a group                                       4,495,014 (11)                          35.45                     (8)
  ------------------------------------- ------------------------------------------ ---------------------------
   *  Less than 1%

(1) The beneficial ownership information presented is based upon information furnished by each person or contained in filings with the Securities and Exchange Commission. Pursuant to Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended, beneficial ownership of a security consists of sole or shared voting power (including the power to vote or direct the vote) and/or sole or shared investment power (including the power to dispose or to direct the disposition) with respect to a security whether through any contract, arrangement, understanding, relationship or otherwise. Except as otherwise indicated, the named person has sole voting and investment power with respect to the Common Stock set forth opposite his name.

(2) Percentages have been calculated on the basis of 11,944,963 shares of Common Stock outstanding, plus, as appropriate, shares deemed outstanding pursuant to Rule 13d-3(d)(1).

(3)      Amount consists of options to purchase shares of Common Stock.

(4)      Includes options to purchase 118,466 shares of Common Stock.

(5)      Includes options to purchase 11,000 shares of Common Stock.

(6) Amount includes options to purchase 103,000 shares of Common Stock and warrants to purchase 11,250 shares of Common Stock.

(7)      Includes options to purchase 11,000 shares of Common Stock.

(8) Includes options to purchase 11,000 shares of Common Stock and warrants to purchase 90,000 shares of Common Stock.

(9) Includes options to purchase 21,000 shares of Common Stock and warrants to purchase 90,000 shares of Common Stock.

(10) Includes options to purchase 53,700 shares of Common Stock and warrants to purchase 180,000 shares of Common Stock. Also includes 196,900 shares of Common Stock and warrants to purchase 22,500 shares of Common Stock owned by Mr. Semmelhack's wife. Mr. Semmelhack disclaims any beneficial ownership of such shares.

(11) Includes options to purchase 340,166 shares of Common Stock and warrants to purchase 393,750 shares of Common Stock.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

At the meeting seven directors are to be elected to serve until the next Annual Meeting or until their successors are elected and qualified. The persons named in the enclosed proxy intend to vote the shares represented by proxies for the Board of Directors nominees unless authority to vote for such persons is withheld. If any of those nominated should not continue to be available for election, it is intended that the shares represented by the proxies will be voted for such other person or persons as the Board shall designate. No circumstances are presently known which would render any nominee named herein unavailable for election.

The principal occupation for the last five years of each nominee for election as director is listed below. The information is as of June 18, 2001. None of the nominees is related to an officer of the Company or to any other director.

NOMINEES FOR DIRECTOR

Joseph A. Alutto - Age 60                                    Director since 2000

Dr. Alutto is Executive Dean of the Professional Colleges for Ohio State University, which includes the Max M. Fisher College of Business, of which he is also Dean and Professor of Management. Previously, he was Dean of the School of Management for the State University of New York at Buffalo, a position which he held for 14 years. Dr. Alutto also serves as a member of the Board of Advisors for Bank One, N. A. and as a member of the Board of Directors for Inroads, Inc. and United Retail Group, Inc.

Franklyn S. Barry, Jr. - Age 61                              Director since 1991

Mr. Barry is President and Chief Executive Officer of Hemex, Inc., a privately owned developer and manufacturer of medical devices. He was President of Ingram Software, Inc. (a distributor of microcomputer software and supplies) from 1985 to 1987, and a founder and Chief Executive Officer of its predecessor, Software Distribution Services, Inc. from 1983 to 1985. He has been a Director of Merchants Mutual Insurance Company (a property and casualty underwriter) since 1981, and was a Director of Merchants Insurance Group, Inc. from 1986 to 1994.

Richard P. Beyer - Age 54                                    Director since 1982

Mr. Beyer is Senior Vice President Finance, Chief Financial Officer and Treasurer of the Company. He previously was Vice President Finance and Treasurer of Comptek Research, Inc. ("Comptek"), which was recently acquired by Logicon, Inc., a Northrop Grumman Company and which is now known as Logicon Comptek Federal Systems, Inc. (a manufacturer and marketer of computer systems for the defense industry), prior to assuming those positions with the Company in 1982.

Warren E. Emblidge, Jr. - Age 58                             Director since 1993

Mr. Emblidge has been President of S.J. McCullagh, Inc., an importer, roaster and distributor of coffee and related products, from 1986 to present. In 1989 Mr. Emblidge founded McCullagh Food Services, LLP, a distributor of coffee and related products for the Canadian marketplace. In 1995 McCullagh International, Inc. was formed. McCullagh International Inc. holds a license from the government of Vietnam, entitling the Company to grow, mill, roast and export coffees from Vietnam. Previously Mr. Emblidge served in various executive positions at Goldome FSB/Buffalo Savings Bank, including Executive Vice President of Goldome Realty Credit Corporation, President of Goldome Corporation and Group Vice President of Buffalo Savings Bank.

Richard E. McPherson - Age 68                                Director since 1982

Mr. McPherson served as a Vice President of the Company since its incorporation in 1982 until 1995 when he retired. He was one of the founders of Comptek and served as Vice President of that company prior to April 1982.

James D. Morgan - Age 64                                     Director since 1982

Mr. Morgan is currently Vice President of Logicon Comptek Federal Systems, Inc. He served as Vice President of Product Engineering of the Company from 1982 to 1990. He was one of the founders of Comptek and served as a Director of that company prior to its acquisition by Northrup Grumman Corporation in 2000.

Henry P. Semmelhack - Age 64                                 Director since 1982

Mr. Semmelhack has served as the Company's Chairman of the Board of Directors, Chief Executive Officer and President since its incorporation in 1982. He was one of the founders of Comptek and served as a Director of Comptek prior to its acquisition by Northrup Grumman Corporation in 2000. Previously he served as Comptek's Chairman of the Board, Chief Executive Officer and President. Mr. Semmelhack is also a Director of Merchants Group, Inc.

THE NOMINEES RECEIVING THE GREATEST NUMBER OF VOTES REPRESENTED AT THE MEETING (IN PERSON OR BY PROXY) WILL BE ELECTED DIRECTORS, ASSUMING A QUORUM IS PRESENT AT THE MEETING. THE BOARD OF DIRECTORS RECOMMENDS THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF ALL THE ABOVE-NAMED NOMINEES.


                             INFORMATION CONCERNING
                   THE BOARD OF DIRECTORS AND BOARD COMMITTEES

BOARD MEETINGS AND COMMITTEES

The Board of Directors of the Company held a total of 5 meetings during the fiscal year ended March 31, 2001. The Company has two committees: the Audit Committee and the Compensation Committee.

The Audit Committee consisted of directors Morgan, Barry and Emblidge and met three times during the fiscal year ended March 31, 2001. The Audit Committee's functions include recommending to the Board of Directors the engagement of the Company's independent certified public accountants, reviewing with such accountants the plan for and results of their auditing engagement and the independence of such accountants.

The Compensation Committee consisted of directors Barry, Morgan and Emblidge and met two times during the fiscal year ended March 31, 2001. The Compensation Committee reviews and makes recommendations with respect to compensation of officers and key employees and administers the Company's Stock Incentive Plans.

During the fiscal year ended March 31, 2001, no director attended fewer than all meetings of the Board of Directors and the committees, if any, on which the director served for the fiscal year, except for Messrs. Emblidge and McPherson who attended all meetings except one.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee acts under a written charter adopted and approved by the Board of Directors on June 16, 2000. A copy of the Audit Committee Charter is attached hereto as Annex A. On October 11, 2000 the Board of Directors approved the recommendation by the Audit Committee of the Board of Directors to (i) engage Deloitte & Touche LLP as the independent accountants for the Company and
(ii) dismiss KPMG as such independent accountants. On October 20, 2000, Deloitte & Touche LLP notified the Company that it accepted appointment as the Company's principal accountants.

Audit Fees - The aggregate fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte") for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended March 31, 2001 and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for that fiscal year were $ 52,550.

All Other Fees - The aggregate fees billed by Deloitte for services rendered to the Company, other than the services described above under "Audit Fees" for the fiscal year ended March 31, 2001 were $ 5,700.

The audit committee has considered whether the provision of non-audit services is compatible with maintaining the principal accountant's independence.

We have reviewed and discussed with management the Company's audited financial statements as of and for the year ended March 31, 2001.

We have discussed with Deloitte & Touche, LLP the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended by the Auditing Standards Board of the American Institute of Certified Public Accountants. Also, we have received and reviewed the written disclosures and the letter from Deloitte & Touche LLP required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the auditors their independence.

Based on the reviews and discussions referred to above, we recommended to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-K for the year ended March 31, 2001.

We have also considered whether the services performed by Deloitte & Touche LLP not related to the audit of the financial statements referred to above and to the reviews of the interim financial statements included in the Company's Forms 10-Q for the quarters ended September 30, 2000 and December 31, 2000 is compatible with maintaining Deloitte & Touche LLP independence.

                         Members of the Audit Committee

                             Franklyn S. Barry, Jr.
                             Warren E. Emblidge, Jr.
                            James D. Morgan, Chairman

                        COMPENSATION AND RELATED MATTERS

COMPENSATION OF DIRECTORS

Employee directors receive no additional compensation for service on the Board of Directors or its committees. In fiscal 2001, Directors who are not employees received a $4,000 annual retainer, payable semiannually plus a fee of $500 for each Board and committee meeting attended with a $500 maximum per day. Beginning April 1, 2001, Directors who are not employees will receive a $8,000 annual retainer, payable semiannually plus a fee of $750 for each Board and committee meeting attended with a $750 maximum per day.

EXECUTIVE COMPENSATION

The following table shows the compensation during each of the Company's last three fiscal years paid to the Company's Chief Executive Officer and the other most highly compensated officers of the Company whose compensation exceeded $100,000, based on compensation earned during the fiscal year ended March 31, 2001.




                                                     SUMMARY COMPENSATION TABLE
---------------------------------------------------------------------------------------------------------------------------
                                      Annual Compensation                                 Long Term Compensation
                                      -------------------                                 ----------------------

                                                                Other                       Securities
Name and                                                        Annual      Restricted      Underlying   LTIP       All Other
Principal                      Fiscal                           Compen-     Stock           Options/    Payouts     Compen-
Position                        Year   Salary($)  Bonus($)      sation ($)  Award(s) ($)     SARs(#)      ($)       sation ($)
------------                   ------  ---------  ---------    -----------  ------------    ----------  -------     ----------

Henry P. Semmelhack            2001     144,630   200,000(1)        -             -             -           -           -
Chief Executive Officer        2000     181,354        -            -             -            8,700        -           -
                               1999     155,871        -            -             -             -           -           -

David L. Blankenship(2)        2001     139,913    25,000(1)        -             -          100,000        -           -
Senior Vice President          2000      98,660        -            -             -           51,800        -           -
Services Operations            1999      97,700    15,000           -             -           50,000        -           -

Richard P. Beyer               2001      79,976    50,000(1)        -             -             -           -           -
Senior Vice President
Chief Financial Officer
----------------------------------------------------------------------------------------------------------------------------

(1) A one-time bonus which was paid upon the sale of the Software Division to Keystone Solutions, US.

(2) In connection with the purchase of 100,000 shares of the Company's Common Stock in a private transaction, the Company provided David L. Blankenship a loan in the amount of $100,000 in July 2000. This loan, which bears interest at the annual rate of 7%, is due and payable on the earlier of July 10, 2005 or upon termination of Mr. Blankenship's employment with the Company. The loan agreement further provides that a minimum of 25% of the gross amount of any cash incentive compensation paid to Mr. Blankenship will be used to pay down the outstanding balance of the loan. To the extent Mr. Blankenship applies amounts received from the Company as cash bonuses to payment of the loan, the Company will make further payment in an amount sufficient to gross-up the amount paid for the full effect of taxes payable by Mr. Blankenship on the cash bonus so applied. The amounts due under the loan are secured by a pledge of the stock pursuant to a Loan and Stock Pledge Agreement executed concurrently with the loan. At March 31, 2001 the outstanding balance of the loan including accrued interest was $ 104,284.

The amount reported in the compensation table above does not include expenditures made by the Company for an automobile and insurance benefits. These benefits did not exceed the lesser of $25,000 or 10% of the compensation reported in the table above.

                       STOCK OPTION GRANTS IN FISCAL 2001

The following table contains information relating to stock options granted to the named executive officers in fiscal 2001.

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Potential Realizable Value
                                                                                                  of Assumed Annual Rates
                                                                                                   of Stock Price Appreciation
                                                                                                           For Option Term
                                                                                                  -----------------------------
                                 Number            % of Total
                                of Shares       Options Granted       Exercise
                               Underlying       to All Employees       Price        Expiration
           Name              Options Granted     in Fiscal Year      Per Share          Date         5% (1)        10% (1)
           ----              ---------------   -----------------     ---------      ------------     ------        -------
David L. Blankenship             100,000              87.0%             $1.00          5/31/10       $62,889       $159,374
--------------------------- ------------------ ------------------- ---------------- ------------- ------------- ---------------

(1) The dollar amounts in these columns were calculated using an assumed annual compounded growth over the term of the option of 5% and 10%, respectively. Use of this model should not be viewed in any way as a forecast of the future performance of the Company's stock, which will be determined by future events and unknown factors. The closing price of the Common Stock on the American Stock Exchange on March 31, 2001 was $ .45.

    AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES

The following table reflects the number of stock options exercised by the named executive officers in fiscal 2001, the total gain realized upon exercise, the number of stock options held at the end of the year, and the realizable gain of the stock options that are "in-the-money." In-the-money stock options are stock options with exercise prices that are below the year-end stock price because the stock value increased since the date of the grant.

-----------------------------------------------------------------------------------------------------------------------
                                                                 Number of Securities           Value of Unexercised
                                                                Underlying Unexercised          In-the-Money Options
                                                              Options/SARs at FY-End (#)         at FY-End ($) (1)
                                                              --------------------------         -----------------
                               Shares
                              Acquired          Value
           Name              On Exercise   Realized ($)(1)  Exercisable    Unexercisable    Exercisable   Unexercisable
           ----              -----------   ---------------  -----------    -------------    -----------   -------------
Henry P. Semmelhack                  -               -          53,700              -               -               -
David L. Blankenship                 -               -          85,133        156,667               -               -
Richard P. Beyer                     -               -         103,000              -               -               -
-----------------------------------------------------------------------------------------------------------------------

(1) Based on the closing price of the common stock on the American Stock Exchange on March 31, 2001, or $.45 per share. The exercise price of the above options exceeds $.45 in all cases.

EMPLOYMENT CONTRACTS

The Company entered into employment contracts with Henry P. Semmelhack and David
L. Blankenship in January 2001. Annual salaries payable under such contracts are as follows: Henry P. Semmelhack - $160,000; David L. Blankenship - $150,000. Under each agreement the Company is obligated to make certain prescribed payments in the event the employee is voluntarily or involuntarily terminated. In consideration for these payments, the officer agrees to protect the Company's intellectual property, its proprietary information and not to compete.

RETIREMENT SAVINGS PLAN

The Company established a defined contribution plan effective April 1, 1986, known as the Barrister Global Services Network, Inc. Retirement Savings Plan (the "Savings Plan"). The Savings Plan is intended to meet the requirements of
Section 401(k) of the Code. All employees who are at least twenty-one years of age and who complete one year of service in which they are credited with at least 1,000 hours of service are eligible to join the Savings Plan. Under the Savings Plan employees are permitted to contribute up to the lesser of 15% of their compensation or $10,500.

Contributions under the Savings Plan are made by the Company only with respect to those participants who agree to contribute a portion of their compensation from the Company. Initial contributions under the Savings Plan commenced on April 1, 1986.

A participant at all times is 100% vested in the total contributions made by the participant and the Company. Distributions are made under the Savings Plan only upon retirement, death, disability, termination of employment or in the case of certain hardships.

All contributions under the Savings Plan are placed into individual accounts for each participant. Each year the Company contributes, on behalf of each participant, an amount equal to 20% of the first 4% of compensation contributed by each participant.

CERTAIN TRANSACTIONS

The Company has a term note with BIS Partners, L.P. ("BIS Partners"), a limited partnership composed of private investors. The term note is secured by Company assets and receivables. Partners in BIS Partners include Company officers Semmelhack and Beyer and Company directors McPherson and Morgan. On March 31, 2001 the balance of the term note was $ 636,321. The term note is repayable in equal monthly installments of principal and interest of $35,000. The Company also had a demand loan with BIS Partners in the amount of $264,000 which was repaid in full in May 2000.

On August 31, 1995, BIS Partners forgave $450,000 of the term debt owed by the Company. At the same time, 450,000 warrants were issued to BIS Partners to purchase up to 450,000 shares of Common Stock. The price per share for purchase of the Common Stock upon exercise of the warrant is $1.9375, the closing price of the Common Stock on August 31, 1995. The warrants expire on August 31, 2005. No warrants have been exercised.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that for the year ended March 31, 2001, all filing requirements applicable to its officers, directors, and greater-than-ten-percent beneficial owners were met.


                                 PROPOSAL NO. 2

             APPROVAL OF AMENDMENT TO INCREASE THE NUMBER OF SHARES
                  OF COMMON STOCK AVAILABLE UNDER THE COMPANY'S
                            1999 STOCK INCENTIVE PLAN

The Company's 1999 Stock Incentive Plan (the "Plan") was approved by the Board of Directors on June 29, 1999 and approved by the stockholders on September 16, 1999. Under this Plan, 600,000 shares of Common Stock are available for Incentive Awards, subject to adjustment on certain events. This plan succeeded the Company's 1989 Stock Incentive Plan (the "Prior Plan"), which authorized 900,000 shares of Common Stock to be available for the grant of options and/or restricted stock and/or stock bonuses. Per the terms of the Prior Plan, no options could be granted after December 31, 1999. As of March 31, 2001, the maximum number of shares that could be issued under the Prior Plan was 646,666 based on options that have been cancelled after December 31, 1999.

At March 31, 2001, options under the Prior Plan covering an aggregate of 320,900 shares were outstanding and 297,566 options were exercisable. During the last fiscal year, no options were granted, 186,235 options were cancelled and 88,500 options were exercised under the Prior Plan.

At March 31, 2001, options under the Plan covering an aggregate of 253,500 shares were outstanding and 163,130 shares were available for issuance in connection with further options and awards. 56,493 shares were exercisable. During the last fiscal year, 115,000 options were granted, 175,800 options were cancelled and no options were exercised under the Plan.

To adequately accommodate the need of the Company to grant additional Options to attract and retain key employees, the directors recommend that the shareholders amend the Plan to increase to 1,000,000 the number of shares of Common Stock available as to which Options may be granted pursuant to the Plan.

PURPOSE

The Plan is designed to help the Company in retaining and attracting personnel of outstanding competence by rewarding them for their achievements. The Plan also is intended to encourage a sense of proprietary interest by such personnel by providing them with a means to acquire, or increase an interest in the Company as a stockholder. The Plan also is intended to provide a means of compensating non-employee directors of the Company by compensation in a form other than cash. A copy of the Plan has been filed with the Securities and Exchange Commission and the following summary of its principal provisions is subject in all respects to the full text of the Plan.

TYPES OF INCENTIVE AWARDS PERMITTED TO BE GRANTED UNDER THE PLAN

Under the Plan, the Company may grant stock options, including incentive stock options ("Incentive Stock Options") and non-qualified stock options ("Non-Qualified Stock Options") collectively, ("Options"), restricted stock ("Restricted Stock"), a stock bonus, a cash bonus for not more than the anticipated tax liability associated with the grant, exercise or vesting of an Option or share of Restricted Stock, or a loan for the purpose of exercising an option granted under the Plan or the payment of any taxes as aforesaid (any of the foregoing being an "Incentive Award"). To the extent that shares of Common Stock subject to an outstanding Incentive Award are not delivered by reason of the expiration, termination, cancellation or forfeiture of such award, then such shares of Common Stock shall again be available under the Plan.

ADMINISTRATION OF THE PLAN

The Plan is administered by a Committee of the Board of Directors (the "Committee") consisting of not less than two directors who are "non-employee directors", within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Committee will determine the persons to be granted Incentive Awards, the number of shares of the Company's Common Stock relating to such Incentive Award and any other terms and conditions of an Incentive Award not otherwise specifically prescribed by the Plan.

The Board of Directors may add members to the Committee and will fill all vacancies. The Committee will select one of its members as chairperson, and will hold meetings at such times and places as it may determine. The acts of a majority of the Committee at which a quorum is present, or acts reduced to or approved in writing by a majority of the members of the Committee, will be the valid acts of the Committee. The Committee shall determine those employees, officers and directors to be granted Incentive Awards and the number of shares of Common Stock and other terms and conditions relating to each such Incentive Award.

ELIGIBILITY

Key employees, officers and directors of the Company or any of its subsidiaries are eligible to receive Incentive Awards under the Plan (such persons being "Participants") except that non-employee directors are not eligible to be granted awards of Incentive Stock Options. A Participant may hold more than one Incentive Award subject to restrictions as set forth in the Plan or as may be provided in an Incentive Award granted pursuant to the Plan.

EXERCISE PRICE AND AMOUNT OF OPTIONS

Each Option granted under the Plan is, and will be, evidenced by an agreement in a form approved by the Committee. Each Option shall be identified in the agreement as either an Incentive Stock Option or as a Non-Qualified Stock Option.

Each Incentive Stock Option will state the option price, which may not be less than 100% of the fair market value of the shares of Common Stock subject to such Option on the date such Option was granted; provided, however, that if such Option on the date such Option is granted to an optionee who then owns (within the meaning of the Internal Revenue Code of 1986, as amended ("the Code")) Common Stock possessing more than ten percent (10%) of the total combined voting power of the Company or of its subsidiaries or parent, the option price may not be less than 110% of the fair market value of the shares of Common Stock subject to such Option on the date such Option is granted. Subject to the foregoing, the Committee has full authority and discretion and will be fully protected in fixing the option price. Notwithstanding the foregoing, the aggregate fair market value (determined as of the time such Option is granted) of the Common Stock for which an employee may exercise Incentive Stock Options in any calendar year under all plans of the Company and its subsidiaries pursuant to which Incentive Stock Options have been awarded shall not exceed $100,000. Any Incentive Stock Options granted in excess of the aforesaid $100,000 aggregate fair market value limitation shall be deemed to be a Non-Qualified Stock Option. The option price is payable upon the exercise of the Option and may be paid in cash or by check, or, if so authorized upon the grant of the Options by delivering of shares of Common Stock, which, at the time of such payment have a fair market value equal to the option price of the shares to be acquired pursuant to such Option, or by any combination of the foregoing.

DURATION AND EXERCISE OF OPTIONS

Each Option is exercisable, either in whole or in part, at a date or during a period and for a number of shares as the Committee may determine. Any Option may be exercised in whole at any time or in part at any time, in accordance with certain restrictions described in the Plan and as determined by the Committee at the time the Option is granted, by giving written notice to the Company to that effect; provided, however, that the Committee may require that any Option granted is exercisable only after a minimum period from the date of such grant. Notwithstanding the foregoing, no Option will be exercisable more than ten years after its date of grant.

RESTRICTED STOCK

Each share of Restricted Stock granted under the Plan shall be in accordance with an agreement in a form approved by the Committee which shall state the date the Restricted Stock is issued and the date the grantee's ownership of the shares of Restricted Stock shall vest ("Vesting Date") subject to restrictions and conditions to such vesting determined by the Committee at the date of grant. Among other things, the Committee may require that the Participant or the Company achieve certain performance criteria as specified at the time of the grant of such shares or that the Participant remain in the Company's employ, subject to certain exceptions as stated in the Plan, at the Vesting Date. Any attempt by a Participant to transfer such shares prior to the Vesting Date will cause such Restricted Stock to be forfeited. Each share issued under the Plan will carry a restrictive legend and be held by a custodian designated by the Company who may be an officer or employee of the Company.

ADDITIONAL OPTIONS

In the case where payment of the exercise price of an Option with shares of Common Stock is approved, an additional number of Options of the same nature (i.e. Incentive Stock Options or Non-Qualified Stock Options) may be granted in an amount not exceeding the number of common shares surrendered in payment, which additional Options are exercisable at such price and such time and upon such terms as are established by the Committee and as otherwise in compliance with the Plan.

STOCK BONUS, BONUSES AND LOANS

The Plan also authorizes the Committee to grant a Stock Bonus under which a Participant may, subject to meeting of such conditions the Committee may determine, receive shares of Common Stock. A Participant may also be granted a right to receive a cash bonus, subject to the Plan, payable not later than 120 days after the last day of the calendar year for which the Participant may be required to recognize federal income tax in connection with the grant of Restricted Stock or Stock Bonus or the issuance or exercise of a Non-Qualified Stock Option; or a Participant may be granted a loan under the Plan for any of the foregoing purposes in such amounts and upon such terms, including interest and repayment, as the Committee may determine. The amount of any bonus or loan will in no event exceed the lesser of the Participant's estimated federal tax liability or the value of the Company's deduction for federal tax purposes, determined according to a formula as described in the Plan, accruing to the Company as a result of such grant, issuance or exercise.

TERMINATION OF EMPLOYMENT

If a Participant resigns or his employment with the Company or any of its subsidiaries ceases for any reason other than death, retirement, disability or discharge without cause, the option period of any unexercised Option granted to such optionee thereupon will terminate.

If a Participant's employment ceases because of retirement, he may exercise such Option, if otherwise exercisable and to the extent then unexercised, within three months after such termination of employment.

If a Participant's employment ceases because of disability (within the meaning of the Code), he may exercise such Option, if otherwise exercisable and to the extent then unexercised, within one year after such termination of employment.

If a Participant's employment ceases because of death, or if he dies within three months after his employment terminates, his executors or administrators may exercise such Option, if otherwise exercisable and to the extent then unexercised, within six months after such death.

If a Participant's employment ceases because of discharge without cause, as defined in the Plan, he may exercise such Option, if otherwise exercisable and to the extent then unexercised, within three months after such termination of employment.

Any right of a Participant to exercise unexpired, exercisable Options upon termination of employment or within a specified period thereafter as set forth above shall be subject to the requirement that the Participant shall have been employed by the Company for a period of two years immediately preceding such termination in the case of Incentive

Stock Options or, in the case of Non-Qualified Stock Options for such period as the Committee may have specified. In the case of a Non-Qualified Stock Option, the Committee may provide for survival of such Options beyond any of the periods as described above.

Any Options that are not otherwise exercisable at the time of termination of employment shall terminate at such time.

If a Participant's employment ceases for any reason other than by Participant's voluntary quit or resignation prior to the vesting of shares of Restricted Stock granted to such Participant, such Restricted Stock will, if not previously cancelled or forfeited pursuant to the Plan, vest in such proportion, including zero proportion, as the Committee has determined at the time of grant based on the circumstances of termination and achievement of any conditions related to the vesting of such Restricted Stock. In the case of a Participant's termination for cause as defined in the Plan, voluntary quit or resignation, all shares of Restricted Stock not then vested are forfeited.

ASSIGNABILITY OF OPTIONS

During the lifetime of the Participant, an Option may be exercised only by him and no other person may acquire the rights therein. No Option is transferable by the Optionee otherwise than by will or the laws of descent and distribution.

LIMITATION ON TRANSFER OF CERTAIN SHARES

Any shares of Common Stock received under the plan by persons subject to Section 16(b) of the Securities Exchange Act of 1934 may not be sold or transferred for a period of six months from the date of grant of the respective Option in the case of Option Shares, or six months from the date of grant or award in the case of Restricted Stock and Stock Bonuses.

AMENDMENT AND TERMINATION OF THE PLAN

Insofar as permitted by law, the Committee may, with respect to shares of Common Stock at the time not subject to Options, suspend or discontinue the Plan or revise or amend it in any respect whatsoever (except that, without approval of the stockholders of the Company, no such revision or amendment to the Plan shall increase the number of shares of Common Stock that may be issued under the Plan otherwise than in connection with certain corporate changes as defined in the Plan, or materially increase the benefits accruing to holders of Incentive Awards granted pursuant to the Plan or materially modify the requirements for eligibility for participation in the Plan) or remove the administration of the Plan from the Committee. No revision or amendment shall adversely affect any Incentive Award previously granted. No grants will be made under the Plan after December 31, 2008.

ADJUSTMENTS UPON CHANGES IN COMMON STOCK

Subject to any required action by the Company's stockholders, the aggregate number of shares of Common Stock for which Options, Restricted Stock and stock bonuses that may be granted under the Plan and the number of shares of Common Stock may be covered by each outstanding Incentive Award, and the price per share thereof as provided in each such Incentive Award, will be proportionately adjusted for any increase or decrease in the Common Stock issued and outstanding, including treasury shares, resulting from a consolidation or subdivision of shares or payment of a stock dividend (but only on the shares of Common Stock) or a stock split, recapitalization, merger, combination or exchange of shares or similar corporate change. Any such adjustment shall also include an adjustment in the number of shares of Common Stock subject to an Option. In the event of a change in the Common Stock of the Company as presently constituted, which is limited to a change of all of its authorized shares with par value, the shares resulting from any such change will be deemed to be the Common Stock within the meaning of the Plan.

MERGER, CONSOLIDATION OR CHANGE IN CONTROL

Subject to any required action by the Company's stockholders, if the Company is the surviving corporation in any merger or consolidation (except a merger or consolidation as a result of which the holders of shares of Common Stock receive securities of another corporation) each outstanding Option will pertain to the securities which a holder of the number of shares of Common Stock subject to such Option would have received in such merger or consolidation. A dissolution or liquidation of the Company, a sale of substantially all of the assets of the Company, or a merger or consolidation in which the Company is not the surviving corporation may result, at the election of the

Committee, in the cancellation, prior to such event, of each Option then outstanding. In the event of such cancellation the holder of such Option or Award shall receive an amount in cash equal to the excess of the value, as determined by the Committee, of the property received by a holder of a share of Common Stock as a result of such event over the exercise price of such option. Alternatively, the Committee may provide for the exchange of each such Option then outstanding prior to such event for an Option on some or all of the property for which such Option could if fully exercisable be exchanged and, incident thereto, make an equitable adjustment in the exercise price of the Option or the number of shares or amount of property subject to the Option, as determined by the Committee. In the event of any other change in the capitalization of the Company or other corporate change as specified in the Plan, the Committee may make adjustments in the number of shares subject to Options outstanding on the date in which such change occurs and in the per share exercise price of each such Option as is considered by the Committee appropriate to prevent dilution or enlargement of rights.

FEDERAL INCOME TAX CONSEQUENCES

Incentive Stock Options
-----------------------

No tax consequences result to the Participant or the Company from the grant or the exercise of an Incentive Stock Option (except for application of the alternative minimum tax on exercise). Instead, the Participant recognizes gain or loss when the shares acquired by exercising the Incentive Stock Option are sold. For purposes of determining any gain or loss, the Participant's basis in the shares is the option price. If the date of sale is at least two years after the date of the grant of the Incentive Stock Option and at least one year after acquiring the shares by exercising the Incentive Stock Option, the Participant will realize long-term capital gain or loss.

Generally, the Company is not allowed a deduction with respect to an Incentive Stock Option. However, if a Participant fails to meet the holding period requirements, any gain realized by the Participant upon selling the shares acquired by exercising an Incentive Stock Option is treated as ordinary income rather than capital gain, to the extent of the excess, if any, of the fair market value of the shares at the time of exercise (or, if less, in certain cases the amount realized on the sale) over the option price. In that case, the Company is allowed a corresponding deduction.

Non-Qualified Stock Options
---------------------------

A Participant does not recognize income and the Company does not receive a deduction at the time a Non-Qualified Stock Option is granted.

Except as described in the following paragraph, a Participant exercising a Non-Qualified Stock Option recognizes ordinary income and the Company is entitled to a deduction equal to the excess of the fair market value of the stock purchased (determined at the time of exercise) over the amount paid for the stock.

Generally, a Participant selling shares acquired by exercising a Non-Qualified Stock Option, recognizes capital gain or loss (assuming the shares are held as a capital asset). The amount of gain or loss is the difference between the amount realized upon the sale and the sum of the option price and the amount of ordinary income recognized in connection with exercising the Non-Qualified Stock Option. If the shares are held for more than a year any gain or loss is long-term capital gain or loss.

Effect of Payment of Exercise Price of Options by Delivery of Shares
--------------------------------------------------------------------

Generally, payment for shares acquired by exercising an option with other shares of stock of the Company owned by the Participant constitutes a tax-free exchange which does not result in recognition of income. The receipt of additional shares requires recognition of ordinary income in an amount equal to the value of such additional shares. The holding period of the newly-acquired shares includes the holding period of the exchanged shares (assuming the shares surrendered were held as capital assets on the date of the exchange), and the tax basis of the shares acquired by the Participant is the tax basis of the shares surrendered. The tax basis of any additional shares is equal to the amount of ordinary income recognized by the Participant under the Code, and the holding period of these shares begin on the date of transfer.

RESTRICTED STOCK

Unless an election is made as described below, a Participant who receives a Restricted Stock Award will recognize income, taxable as ordinary income for federal income tax purposes, at the time the restrictions on the awarded shares lapse, in an amount equal to the fair market value of the stock at such time. The Company will be entitled to a federal income tax deduction in the year in which the restrictions lapse in an amount equal to the taxable income recognized by the Participant.

Under Section 83 of the Code, a Participant may elect within 30 days after the date of the Award of Restricted Stock to include in the Participant's taxable income an amount equal to the fair market value of the Restricted Stock (without regard to the restrictions) at the time of the transfer. No additional taxable income will be recognized to the Participant at the time the restrictions lapse. The Company will be entitled to a federal income tax deduction in an amount equal to the taxable income recognized by the Participant, in the same taxable year.

Unless the election has been made, dividends received during the period prior to the end of the restriction must be treated by the employee and the Company as additional compensation (and not dividend income) received from the Company. Upon subsequent sale or exchange of Restricted Stock, the recipient will realize as capital gain the amount by which the exchange or sale price for such shares exceeds the fair market value of the shares on the date of the lapse of all restrictions on their transfer (or the date of grant if a Section 83 election has been made). Whether such capital gains (or losses) will be treated as "long-term capital gains" (or "long-term capital losses") will depend on the length of time the shares are considered to have been held by the recipient. The holding period begins just after all restrictions lapse, except in the case of a recipient who has made a Section 83 election, for whom the holding period begins just after the date the stock is transferred. The minimum ownership period for long-term capital gain or loss treatment is twelve months.

STOCK BONUS

A participant receiving a Stock Bonus will recognize income, taxable as ordinary income for federal income tax purposes, at the time the bonus stock is awarded in an amount equal to the then fair market value of such stock. This amount is deductible by the Company as compensation expense.

The foregoing constitutes a brief summary of the applicable federal income tax laws and should not be relied upon as being a complete statement of the federal income tax aspects of the Plan.

THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE COMMON STOCK OF THE COMPANY PRESENT OR REPRESENTED AT THE MEETING IS REQUIRED TO APPROVE THE PROPOSED AMENDMENT TO THE INCENTIVE STOCK OPTION PLAN. AN AFFIRMATIVE VOTE IS RECOMMENDED BY MANAGEMENT.


                                 PROPOSAL NO. 3

           RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

Subject to approval of the stockholders, the Board of Directors, upon the recommendation of the Audit Committee, has selected Deloitte & Touche LLP ("Deloitte"), independent public accountants, to audit the financial statements of the Company for the fiscal year ending March 31, 2002. Deloitte has audited the Company's financial statements for the Company's fiscal year. One or more representatives of Deloitte will be present at the Annual Meeting and will have the opportunity to make a statement and/or respond to appropriate questions that may be raised by stockholders.

THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE SHARES OF THE COMMON STOCK OF THE COMPANY PRESENT OR REPRESENTED AT THE MEETING IS REQUIRED TO APPROVE THE RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS. AN AFFIRMATIVE VOTE IS RECOMMENDED BY MANAGEMENT.

                                OTHER INFORMATION

DIRECTORS AND OFFICERS LIABILITY INSURANCE

The Company, pursuant to its By-Laws, indemnifies its directors and officers as permitted by law in connection with proceedings which might be instituted against them by reason of their service for or on behalf of the Company. The Company has purchased directors' and officers' liability insurance which provides insurance and indemnification for the Company and its directors and officers. Coverage is provided by the North American Specialty Insurance Company and expires August 1, 2001. It is anticipated that the Company will seek to renew its directors' and officers' liability insurance coverage.

STOCKHOLDERS' PROPOSALS FOR FISCAL 2002 ANNUAL MEETING

Stockholders may submit proposals appropriate for stockholder action at the Company's 2002 Annual Meeting. For such proposals to be considered for inclusion in the proxy statement and formal proxy for the 2002 Annual Meeting, they must be received by the Company no later than February 22, 2002. Proposals should be directed to the Secretary of Barrister Global Services Network, Inc., 290 Ellicott Street, Buffalo, New York 14203.

OTHER BUSINESS

As of the date of this Proxy Statement, the only business which the Board of Directors intends to present or knows that others will present at the Annual Meeting is set forth above. If any other matter is properly brought before the Annual Meeting, or any adjournment or postponement thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their judgment.

                                        By the Order of the Board of Directors,



                                        Russell J. Matuszak
                                        Secretary



Dated:   July 25, 2001

                                     ANNEX A

                             AUDIT COMMITTEE CHARTER


Organization
------------

There shall be a committee of the board of directors to be known as the audit committee. The audit committee shall be composed of at least three members of the board of directors who are independent of the management of the corporation and are free of any relationship that, in the opinion of the board of directors, would interfere with their exercise of independent judgment as a committee member.

Statement of Policy
-------------------

The audit committee shall provide assistance to the corporate directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the corporation, and the quality and integrity of the financial reports of the corporation. In so doing, it is the responsibility of the audit committee to maintain free and open means of communication between the directors, the independent auditors and the financial management of the corporation.

Responsibilities
----------------

In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the corporation are in accordance with all the requirements and are of the highest quality.

In carrying out these responsibilities, the audit committee will:

         - Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the corporation and its divisions and subsidiaries.

         - Meet with the independent auditors and financial management of the corporation to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

         - Review with the independent auditors, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the corporation, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Further, the committee periodically should review company policy statements to determine their adherence to the rules of conduct.

         - Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Any changes in accounting principles should be reviewed.

         - Provide sufficient opportunity for the independent auditors to meet with the members of the audit committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the corporation's financial and accounting personnel, and the cooperation that the independent auditors received during the course of the audit.

         - Submit the minutes of all meetings of the audit committee to, or discuss the matters discussed at each committee meeting with, the board of directors.

         - Investigate any matters brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose, if, in its judgment, that is appropriate.

                     BARRISTER GLOBAL SERVICES NETWORK, INC.

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
             FOR ANNUAL MEETING OF STOCKHOLDERS, SEPTEMBER 10, 2001


         The undersigned hereby appoints HENRY P. SEMMELHACK and RUSSELL J. MATUSZAK as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all the shares of Common Stock of Barrister Global Services Network, Inc. held of record by the undersigned on July 16, 2001 at the Annual Meeting of Stockholders to be held on September 10, 2001, or any adjournments thereof, upon the matters set forth in the Proxy Statement and, in their judgment and discretion, upon such other business as may properly come before the meeting. THIS PROXY WILL BE VOTED FOR ELECTION OF THE DIRECTORS AND FOR ALL OTHER ITEMS, UNLESS A CONTRARY INSTRUCTION IS GIVEN, IN WHICH CASE IT WILL BE VOTED IN ACCORDANCE WITH SUCH INSTRUCTION.


          PLEASE FILL IN, DATE AND SIGN ON THE REVERSE SIDE AND RETURN
                    THIS PROXY IN THE ACCOMPANYING ENVELOPE.

                                PROXY BALLOT CARD
                     BARRISTER GLOBAL SERVICES NETWORK, INC.
                                  COMMON STOCK


      | | --------------------------------      --------------------------------
                   Account Number                          Common Stock

        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION
                   OF ALL THE NOMINEES IN PROPOSAL 1 AND FOR
                               PROPOSAL 2, AND 3.

********************************************************************************

1.       ELECTION OF       FOR all nominees              WITHHOLD
         DIRECTORS:        listed below (except          AUTHORITY to vote
                           as marked to the              for all nominees listed
                           contrary below)

                                  | |                          | |

         Joseph A. Alutto, Franklyn S. Barry, Jr., Richard P. Beyer, Warren E. Emblidge, Jr., Richard E. McPherson, James D. Morgan, Henry P. Semmelhack

         WITHHOLD AUTHORITY to vote for the following nominees only (write name(s)):

********************************************************************************

2.       TO APPROVE AN AMENDMENT TO THE COMPANY'S 1999 STOCK INCENTIVE
         PLAN TO INCREASE THE NUMBER OF SHARES OF THE COMPANY'S COMMON STOCK AVAILABLE FOR OPTIONS AND AWARDS UNDER THE PLAN BY 400,000 SHARES TO A TOTAL OF 1,000,000 SHARES OF COMMON STOCK AVAILABLE FOR OPTIONS AND AWARDS UNDER THE PLAN.

                  FOR                 AGAINST                         ABSTAIN
                  |_|                   |_|                             |_|
********************************************************************************
3. RATIFICATION OF SELECTION OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE CURRENT FISCAL YEAR ENDING MARCH 31, 2002.

                  FOR                 AGAINST                         ABSTAIN
                  |_|                   |_|                             |_|

********************************************************************************

 [                ]        Please sign here exactly as name appears to left.

                           Dated:  ______________________, 2001

 [                ]        ____________________________________________________
                           Signature of Stockholder

                           ____________________________________________________
                           Signature of Stockholder
                           Persons signing in a representative capacity should indicate their capacity.